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                                                                     EXHIBIT 4.1

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

[NUMBER]                                        [INTERLAND(R) LOGO]                                                    [SHARES]



INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
  OF THE STATE OF GEORGIA                                                                                        CERTAIN DEFINITIONS

        NO PAR VALUE                                                                                              CUSIP 458726 10 6

THIS CERTIFIES THAT





IS THE OWNER OF


                          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF


Interland, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer
Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/                                                                                 /s/

Secretary                                                                              President and
                                                                                  Chief Executive Officer

Countersigned and registered: SunTrust Bank

By                                                                                     Transfer Agent
                                                                                        and Registrar,

                                                                                    Authorized Signature


                                                          [INTERLAND, INC.
                                                           CORPORATE SEAL
                                                              GEORGIA]




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                                INTERLAND, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________



                                     X__________________________________________

                                     X__________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                     Signature guaranteed:

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS
                                     A SECURITIES BROKER/DEALER, COMMERCIAL
                                     BANK, TRUST COMPANY, SAVINGS ASSOCIATION
                                     OR A CREDIT UNION PARTICIPATING IN A
                                     MEDALLION PROGRAM.



   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE.